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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 26, 1998


                         The Bear Stearns Companies Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-8989                                           13-3286161
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(Commission File Number)                    (I.R.S. Employer Identification No.)


245 Park Avenue, New York, New York                               10167
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 272-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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NYFS04...:\25\22625\0122\1324\FRM7097W.24A

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333- 61437 as an exhibit to such Registration Statement:


      8         --  Opinion of Weil, Gotshal & Manges LLP as to tax matters.(1)
      23(c)     --  Consent of Weil, Gotshal & Manges LLP (included in Exhibit
                    8 hereto).

      --------------------
      (1)         Filed herewith.



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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    THE BEAR STEARNS COMPANIES INC.

Date:  August 26, 1998              By: /s/ Samuel L. Molinaro, Jr.
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                                       Samuel L. Molinaro, Jr.
                                       Senior Vice President - Finance
                                         and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.:            Description:                              Page No.:
------------            ------------                              ---------


8                       Opinion of Weil, Gotshal &                    5
                        Manges LLP as to tax matters.

23(c)                   Consent of Weil, Gotshal &                    -
                        Manges LLP (included in Exhibit
                        8 hereto).